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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 22, 2004

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                                      76-0542208

(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective November 18, 2004, Integrated Electrical Services, Inc. (the "Company") entered into a third amendment to its $175 million credit facility. The identity of the lead lending institution, the effective date of the third amendment and the material terms of the amendment to the credit facility are described herein under Exhibit 10.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  Exhibits

     Exhibit No.      Description
     -----------      -----------
       10.1           Agreement and Third Amendment to Credit
                      Agreement dated as of November 18, 2004 among
                      the financial institutions party to the Credit
                      Agreement, Integrated Electrical Services,
                      Inc., and JP Morgan Chase Bank, NA, as
                      administrative agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTEGRATED ELECTRICAL SERVICES, INC.



                                       By: /s/ David A. Miller
                                          -------------------------------
                                          David A. Miller
                                          Vice President and
                                          Chief Accounting Officer


Dated: November 22, 2004



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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------
  10.1             Agreement and Third Amendment to Credit Agreement
                   dated as of November 18, 2004 among the financial
                   institutions party to the Credit Agreement,
                   Integrated Electrical Services, Inc., and JP Morgan
                   Chase Bank, NA, as administrative agent.